SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12.

Pinnacle Data Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINNACLE DATA SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2005

To the Shareholders of

PINNACLE DATA SYSTEMS, INC.:

The Annual Meeting of Shareholders of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), will be held at the Blue Moon Event Center at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 5, 2005, at 10:00 a.m. local time, for the following purposes:

1.	To elect two Class I directors.

2.	To consider and vote upon a proposal to delete a provision of the Company’s Amended and Restated Code of Regulations in order to make the Code of Regulations consistent with the Company’s Amended and Restated Articles of Incorporation concerning the applicability of a certain Ohio anti-takeover statute.

3.	To consider and vote upon a proposal to delete a provision of the Company’s Amended and Restated Code of Regulations in order to remove a nonapplicable provision.

4.	To approve and adopt the Company’s 2005 Equity Incentive Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The close of business on March 7, 2005 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Please sign and return the enclosed proxy promptly so that your shares will be represented at the meeting. A return addressed envelope, which requires no postage, is enclosed. If you hold your shares in “street name” be sure to return to your broker or other nominee the voting instructions you received with these materials so that your vote will be counted at the meeting. If you are able to attend the meeting, are the registered owner, and wish to vote in person, at your request we will cancel your proxy.

By Order of the Board of Directors

/s/ Laura A. Palko
Laura A. Palko
Secretary

Dated: March 25, 2005

PINNACLE DATA SYSTEMS, INC.

PROXY STATEMENT

GENERAL

This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company’s Annual Meeting of Shareholders. The Annual Meeting will be held at the Blue Moon Event Center at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 5, 2005, at 10:00 a.m. local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is March 25, 2005.

PROXIES AND VOTING

The close of business on March 7, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date, 5,757,806 common shares were outstanding and entitled to vote. Each share is entitled to one vote.

Only shareholders of record are entitled to vote. If you are a beneficial owner of the Company’s common shares, you must provide instructions on voting to your nominee holder. In most cases, this is your broker or its nominee.

All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares represented by that proxy will be voted in favor of the Company’s nominees for directors, but will not be voted in favor of the other proposals set forth on the accompanying Notice of Annual Meeting. Therefore, it is imperative that you fill out and return the enclosed proxy card. If you hold your shares in “street name” (that is, through a broker, a bank or some other nominee), you must fill out and return your voting instructions to your broker in order for your shares to be voted in favor of the other proposals consistent with the Board’s recommendation.

Any proxy may be revoked by the record owner at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder’s presence at the Annual Meeting will not by itself revoke the proxy.

The shareholders of record that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A “broker non-vote” is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions or, if the broker does have such discretion, does not cast.

Two different voting requirements apply to the proposals set forth in the accompanying Notice of Annual Meeting. Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes will be elected (shareholders do not have the right to cumulate their votes in electing directors). As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors.

All other proposals must be approved by the affirmative vote of a majority of common shares present at the Annual Meeting, whether by the presence of the record shareholders themselves or by proxy. Abstentions and broker non-votes will be present at the Annual Meeting and thus will have the same effect as votes cast against such proposals. If you hold your shares in street name you must specify in your voting instructions to your broker that you vote in favor of the other proposals consistent with the Board’s recommendation, and you must return those instructions to your broker according to the instructions that accompany your proxy materials. If you do not do so, your shares cannot be voted in favor of the other proposals, even if that is how you want your shares to be voted.

Proposals Two and Three are identical to the proposals that were included in last year’s Proxy Statement. Due to the number of broker non-votes as to those proposals (which had the same effect as votes cast against those proposals), the Company did not obtain the affirmative vote of a majority of common shares present at the 2004 Annual Meeting, even though the number of affirmative votes that were cast in favor of the proposals far out-numbered any votes against the proposals.

In order to ensure that this is not repeated at the 2005 Annual Meeting, the Company has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist the Company in the solicitation of proxies from shareholders by use of the mails and, in some cases, by telephone. The fees to be paid to D.F. King & Co. by the Company are estimated to not exceed $10,000 plus reimbursement of reasonable out-of-pocket expenses.

ANTI-TAKEOVER EFFECT OF PROPOSAL TWO

Shareholder approval of Proposal Two may have an anti-takeover effect. In other words, approval of the proposal may discourage a third person from attempting to obtain control of the Company or make it more difficult for such an attempt to succeed. Approval of this proposal may also better enable incumbent directors and management to retain their positions in the event of a takeover attempt. For these reasons, a change in control of the Company may not occur or be attempted even if some shareholders believe that a change in control would be beneficial to shareholders generally. Consequently, shareholders could be deprived of the benefits that could result from a change in control of the Company or an attempt at a change in control, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause.

The Company is not aware of any attempt by any person to obtain control of the Company, whether by means of a tender offer, proxy contest, merger or otherwise, and Proposal Two is therefore not a response to any such attempt. Nevertheless, the Company believes that the proposal is in the best interest of the Company and its shareholders, in that this proposal will better enable the Board of Directors to protect the interests of the Company and its shareholders. Additional information regarding this proposal is set forth in the discussion of the proposal below under the caption “Proposal Two: Certain Amendments to the Company’s Amended and Restated Code of Regulations”.

The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations currently contain provisions that may have an anti-takeover effect. Cumulative voting has been eliminated, which tends to enable the shareholder or shareholders with the largest block of shares to elect all directors. Super-majority voting requirements are also required under certain circumstances. First, the affirmative vote of shares representing at least two-thirds of the voting power of the Company is required to eliminate Ohio’s control share acquisition statute (Section 1701.831 of the Ohio Revised Code). Second, the affirmative vote of shares representing at least 75% of the voting power of the Company is required to remove a director from office. Third, the affirmative vote of shares representing at least 75% of the voting power of the Company is required to approve mergers, acquisitions or other matters for which Ohio law specifies a required percentage vote of shareholders. The Company also has a classified board, consisting of Class I and Class II directors of four (4) directors each, whose terms expire every other year. The affirmative vote of shares representing at least 75% of the voting power of the Company is required to amend the provisions regarding the classified board. A classified board may make it more difficult for a third person to attempt to take control of the board or make it more difficult for such an attempt to succeed, in that only one-half of the directors’ seats are subject to election on an annual basis. Each of the supermajority voting provisions above will not apply, however, if the proposed action has been approved by at least two-thirds of the members of the board. In that event, only the affirmative vote of shares representing a majority of the voting power of the Company is required.

Further, the Company has entered into employment agreements with John D. Bair, its Chief Executive Officer, Christopher L. Winslow, its President and Chief Operating Officer, and Michael R. Sayre, its Executive Vice President, Chief Financial Officer and Treasurer, each of which contains a provision to the effect that, if such employee terminates his employment within six (6) months of a change in control, such employee is entitled to receive, among other things, a lump sum from the Company equal to one year’s base salary. This provision may have an anti-takeover effect in that these potential payment obligations may discourage a third person from attempting to take control of the Company.

Proposal Two, if approved, will simply clarify that Section 1701.831 applies to the Company. The Company has no intention at this time to propose any additional anti-takeover measures in future proxy solicitations or to enter into any other arrangements that may have material anti-takeover consequences.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, all shares represented by proxies, unless otherwise specified, will be voted to elect the two Class I directors nominated below to a two-year term expiring in 2007. Each of the nominees presently is a director of the Company and each of the nominees has consented to be named in this proxy statement and to serve if elected. If either nominee named below as a director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

The number of Class I and Class II directors has been fixed at four each. Mr. Lambert and Mr. Ostrander have recently informed the Company that they decided to not pursue nomination for re-election as directors and so were not renominated by the Board of Directors. The Board has not yet identified, consistent with the nomination process and criteria discussed below in this Proxy Statement under the caption “Nomination Process”, candidates to be nominated by the Board of Directors for election at the Annual Meeting. Therefore, the Board has decided to leave the seats formerly occupied by Mr. Lambert and Mr. Ostrander open. At such time as the Board of Directors identifies qualified candidates, the Board of Directors intends to nominate such candidates for election by the shareholders at the Company’s 2006 annual meeting of shareholders. Additional nominations can be made by shareholders at the meeting; however, it is likely that the Board of Directors will use its discretionary proxy authority to vote against any such nominees without sufficient time to evaluate such nominees. The following is information about the two individuals nominated by the Board of Directors for election as Class I Directors:

Class I Directors (Nominees for Election)
Name of Director, Address and Position with the Company	Age	Principal Occupation(s) During the Past Five Years	Director of the Company Since		Shares Beneficially Owned as of March 7, 2005(1)	Percent of Class
Carl J. Aschinger, Jr. 2252 Club Road Upper Arlington, Ohio 43221 Director	66	Chairman and CEO of Columbus Showcase. Has served as a senior officer of Columbus Showcase for 25 years.	2004	(5)	5,000	0.1%

Hugh C. Cathey 7060 Stillwater Cove Westerville, Ohio 43082 Director	54	A principal of Columbus Capital Partners, a provider of management and financial services to early-stage telecom and software companies, since June 2002. President – Western Region for Qwest Communications International’s local exchange telecom business from January 2000 – June 2002. From August 1996 – January 2000, President of Nextlink Ohio, a publicly traded competitive local exchange company (CLEC) owned by cellular phone pioneer Craig McCaw.	2001		10,000	0.2%

The following is information about directors whose terms of office continue after the Annual Meeting:

Class II Directors (Terms Expiring in 2006)
Name of Director, Address and Position with the Company	Age	Principal Occupation(s) During the Past Five Years	Director of the Company Since	Shares Beneficially Owned as of March 7, 2005(1)		Percent of Class
John D. Bair 6600 Port Road Groveport, Ohio 43125 Chairman of the Board of Directors and Chief Executive Officer	39	Chairman and Chief Executive Officer of the Company since May 1996. President of the Company from 1998 to 2004. An original founder of the Company in 1989.	1989	1,284,702	(2)(3)	22.5%

Thomas M. O’Leary 868 Paisley Place Worthington, Ohio 43085 Director	61	Retired from AT&T Corp./Lucent Technologies, Inc. in 1996. Business consultant since 1996. Member of Worthington City School Board from 1996 - 2001.	1996	118,000	(2)	2.1%

Michael R. Sayre 6600 Port Road Groveport, Ohio 43125 Director, Executive Vice President, Chief Financial Officer, Treasurer	48	Executive Vice President since July 2001, Chief Financial Officer and Treasurer since September 2001. Served as interim Corporate Secretary of the Company from October 2003 to January 2004. Previously served on the Board of Directors and as Executive Vice President and Chief Financial Officer of LogiKeep Inc. From 1996 to 2000, was the Corporate Controller for Worthington Industries Inc. Served on the Board of Governors of a Worthington joint venture, Spartan Steel Coatings LLC, from 1997 to 2000.	2001	87,500	(2)	1.5%

Christopher L. Winslow 6600 Port Road Groveport, Ohio 43125 Director, President and Chief Operating Officer	43	President and Chief Operating Officer of the Company since August 2004. Vice President of Sales and Marketing from 2000-2004. Prior to 2000, employed as Executive Vice President and General Manager of Metatec Corporation.	2004(4)	126,000	(2)	2.2%

1.	Unless otherwise indicated below, the persons listed in the foregoing two tables have the sole right to vote and to dispose of the common shares of the Company listed in that person’s name.

2.	The shares set forth in the foregoing two tables include the following numbers of shares that may be acquired by the following persons upon the exercise of stock options that are exercisable within the next 60 days:

Hugh C. Cathey	10,000
John D. Bair	70,000
Thomas M. O’Leary	80,000
Michael R. Sayre	75,000
Christopher L. Winslow	125,000

3.	Includes 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

4.	Mr. Winslow was appointed to fill the vacancy on the Board as a result of C. Robert Hahn’s resignation on August 26, 2004.

5.	Mr. Aschinger was appointed on August 26, 2004 to fill the vacancy on the Board as a result of the resignation of David C. Swaddling effective April 7, 2004.

As of March 7, 2005, the number of shares owned by all directors, director nominees and executive officers of the Company, as a group (6 persons), was 1,631,202 (27.2%). The foregoing amount includes 360,000 shares, which may be acquired upon the exercise of options, which are currently exercisable or exercisable within 60 days of March 7, 2005.

Board of Directors Committees and Meetings

The Board of Directors held six (6) meetings and took action by written consent three (3) times during 2004. At least 50% of the Board of Directors is independent, as required by and defined in applicable listing standards of the American Stock Exchange. The Board of Directors has affirmatively determined that none of the independent directors has a material relationship with the Company that would interfere with the exercise of independent judgment. No director attended less than 75% of the aggregate meetings of the Board of Directors during the time such individual was a Director, and of the committees on which such director served during the time such Director was a member of such committee. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions (further information regarding the Company’s nomination policies and procedures is contained below under the caption “Nomination Process”) and no other standing committees. On July 30, 2003, the Board of Directors adopted the Code of Business Conduct and Ethics and Conflicts of Interest policy for Officers and the Board of Directors, which Code was amended by the Board on June 1, 2004 in accordance with applicable listing standards of the American Stock Exchange to be applicable to all directors, officers and employees of the Company. A copy of this amended Code of Conduct and Ethics is attached to this proxy statement as Exhibit A.

The Board of Directors established the Compensation Committee in December 1999. The members of the Compensation Committee are Messrs. Cathey, Lambert, and O’Leary, each of whom are independent as required by and defined in applicable listing standards of the American Stock Exchange. The Compensation Committee reviews executive compensation policies and levels of compensation. The Compensation Committee held two (2) meetings during 2004.

The Board of Directors established an Audit Committee in June 2000, the functions of which are described below in the Audit Committee Report. The members of the Audit Committee are Messrs. Aschinger, O’Leary, and Ostrander. The Board of Directors has determined that Mr. Aschinger is an “audit committee financial expert” as defined by the Securities and Exchange Commission. The Audit Committee held five (5) meetings during 2004. All members of the Audit Committee are independent directors as required by and defined in applicable listing standards of the American Stock Exchange and by the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. All members of the Committee are independent, as required by applicable listing standards of the American Stock Exchange and by applicable laws and rules of the Securities and Exchange Commission. The Committee operates pursuant to a Charter that was last amended and restated by the Board of Directors on January 30, 2003. A copy of the current Charter was attached as an exhibit to the Company’s 2003 Proxy Statement. The amended and restated Charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by recent statutory and rule changes, particularly those contained in the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission rules promulgated pursuant to that Act. As set forth in the Charter, management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-KSB for the Company’s 2004 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standard, AU 380), as amended. The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the independent accountants’ independence from management and the Company.

The Audit Committee discussed with the Company’s chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the aspect of auditor independence. Members of the Committee rely without independent verification on the information provided to them on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact, independent.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the 2004 fiscal year for filing with the Securities and Exchange Commission. Consistent with the Board of Directors’ commitment to good corporate governance practices, the Committee will make a recommendation to the Board of Directors regarding the selection of the Company’s independent auditors for the 2005 fiscal year after the Company’s required securities filings for the year ended December 31, 2004 are completed.

Submitted by the Audit Committee:

Carl J. Aschinger, Jr., Chair

Thomas M. O’Leary

Robert V.R. Ostrander

March 3, 2005

Compensation of Directors

Directors who are employees of the Company receive no separate compensation for their services as directors. The whole Board of Directors determines compensation of the non-employee directors after receiving the recommendations of the Chief Executive Officer. Currently, non-employee directors receive a fee of $1,000 for each Board Meeting attended and $500 for each committee meeting attended, limited to six meetings per committee per year. The Audit Committee Chair, currently Mr. Aschinger, receives an additional fee of $1,000 per Audit Committee meeting and the Compensation Committee Chair, currently Mr. O’Leary, receives an additional $500 per Compensation Committee meeting, commensurate with the additional responsibilities of those positions.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2004, 2003 and 2002, the compensation of the Company’s Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 during 2004. No other executive officer of the Company received salary and bonus compensation in excess of $100,000 in the most recent completed fiscal year.

Summary Compensation Table

			Annual Compensation		Long Term Compensation
Name and Positions	Fiscal Year		Salary ($)	Bonus ($)	Securities Underlying Options/ SAR’s	All Other Compensation ($) (1)
John D. Bair Chairman of the Board of Directors and Chief Executive Officer	2004 2003 2002		192,116 173,342 163,350	87,227 90,401 22,925	0 0 0	5,733 4,812 2,518

Christopher L. Winslow President and Chief Operating Officer	2004 2003 2002		166,154 160,000 160,000	116,303 38,348 18,340	25,000 25,000 0	189 186 182

Michael R. Sayre Executive Vice President, Chief Financial Officer, Treasurer	2004 2003 2002		166,154 143,846 140,000	58,151 31,957 15,283	0 0 0	283 279 274

C. Robert Hahn Vice President	2004 2003 2002	(2)	197,067 151,250 151,250	54,434 38,348 18,340	24,000 0 0	435 428 420

1.	Amounts in this column for 2004 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($237), Winslow ($189), Sayre ($283) and Hahn ($435) and (b) reimbursement of $5,496 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy. Amounts in this column for 2003 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($232), Winslow ($186), Sayre ($279) and Hahn ($428), and (b) reimbursement of $4,580 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy. Amounts in this column for 2002 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($228), Winslow ($182), Sayre ($274) and Hahn ($420) and (b) reimbursement of $2,290 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy.

2.	Mr. Hahn resigned from his position as an officer and director of the Company on August 26, 2004, and retired as an employee of the Company on December 31, 2004.

Option Grants in Last Fiscal Year

The following table indicates information about stock options granted to the Company’s Chief Executive Officer and the executive officers named in the summary compensation table during 2004.

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date
Christopher L. Winslow	25,000	11.8%	$1.90	2014

Stock Option Exercises and Year End Option Values

The following table indicates stock option exercises during 2004 by the Company’s Chief Executive Officer and the other executive officers named in the summary compensation table, and the value as of December 31, 2004 of unexercised options:

Name	Shares Acquired on Exercise (#)	Value Realized(1)	Number of Securities Underlying Unexercised Options at 12/31/04 (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at 12/31/04 (#) Exercisable/ Unexercisable(2)
John D. Bair	16,000	$18,150	70,000/0	$20,700/$0
C. Robert Hahn	0	$0	136,000/0	$178,980/$0
Michael R. Sayre	0	$0	75,000/0	$81,000/$0
Christopher L. Winslow	0	$0	100,000/25,000	$25,700/$25,751

1.	Aggregate market value of the shares covered by the option less the aggregate price paid by such person. The aggregate market value of shares covered by the option was determined by the sale price of such shares, if they were sold by the executive officer immediately upon their acquisition, or, if not, by the last reported sale price of the Company shares on the American Stock Exchange on the date prior to the exercise of the option.

2.	The value of in-the-money options was determined by subtracting the exercise price from $2.93, the last reported sale price of the Company shares on the American Stock Exchange on December 31, 2004, the last trading day of 2004.

Employment Agreements

The Company has entered into an employment agreement with John D. Bair, its Chairman of the Board and Chief Executive Officer, Christopher L. Winslow, the President and Chief Operating Officer of the Company, and Michael R. Sayre, the Executive Vice President, Chief Financial Officer and Treasurer of the Company, each effective January 1, 2005.

Except as specifically described below with respect to each employee regarding duties, compensation and fringe benefits, each of the employment agreements is identical as to the following material terms:

•	The term of each employment agreement is from January 1, 2005 to May 1, 2010 unless earlier terminated by either party in accordance with the terms of the agreement.

•	The agreements provide for employee’s entitlement to: (a) receive an incentive cash bonus based upon factors and formulae established by the Board or its Compensation Committee; (b) annual paid vacation days that must be used or forfeited by February 15 of the following year; (c) stock options in such quantities and at such exercise prices as may be established by the Board or an option committee; (d) long-term disability payments; (e) attendance at personal executive development or experiential learning seminars that also benefit the Company; and (f) such other fringe benefits and perquisites as may be provided generally for the Company’s executive management pursuant to policies established or changed from time to time by the Board.

•	The agreements may be terminated by the employee: (a) within six (6) months of a change in control of the Company, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for one (1) year; (ii) any bonus earned and/or accrued through the date of termination; and (iii) immediate vesting of 100% of the unvested stock options held by the employee, such options being exercisable for a period at least 90 days following termination; or (b) upon voluntary resignation with not less than 30 days written notice, in which case the employee shall be entitled to receive (i) base salary and fringe benefits through the date of resignation, (ii) any bonus earned and/or accrued through the date of resignation, and (iii) retention of the right to exercise any unvested stock options in accordance with the plan under which such options were issued. In the event that the employee fails to provide at least 30 days advance written notice of his voluntary resignation, he shall not be entitled to any portion of the bonus described in clause (b)(ii) above.

•	The agreements may be terminated by the Company: (a) for cause, as defined, in which case the employee shall be entitled to receive only his base salary through the date of termination; (b) without cause, upon not less than 60 days written notice, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for 1 year, (ii) any bonus earned and/or accrued through the date of termination, and (iii) immediate vesting of 50% of the unvested stock options held by the employee, such options being exercisable for a period of at least 90 days following termination; or (c) upon the death or long-term disability of the employee.

•	The agreements also provide for noncompetition and nonsolicitation covenants from the employee during the course of his employment and for one (1) year after termination for any reason, and for a nondisclosure covenant from the employee during the course of his employment and indefinitely after termination.

•	The agreements include an assignment of intellectual property developed or conceived by the employee at any time during the term of his employment with the Company and for one (1) year after termination for any reason.

Bair Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Bair provides for: (a) an initial annual base salary of $230,000; (b) payment of life insurance premiums on a $500,000 face amount whole life insurance policy; (c) reimbursement for attendance at a technical development seminar or training of his choice for up to three (3) days during each year of the term of the employment agreement; and (d) reimbursement for expenses incurred for estate planning conducted with respect to his personal estate, provided that this shall be limited to one estate plan during the term.

Mr. Bair’s duties as the Chief Executive Officer shall be: (a) to continue performing substantially the same duties as he has performed for the Company in the past; (b) to be responsible for establishing and supervising the implementation of the business policies and operating programs, budgets, procedures, and directions of the Company; (c) monitoring and evaluating the effectiveness of the management of the Company; (d) implementing strategic plans for the Company; and (e) such other duties as may be assigned to him by the Board from time to time.

Winslow Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Winslow provides for an initial annual base salary of $220,000.

Mr. Winslow’s duties as the Chief Operating Officer and President shall be (a) responsibility for the sales, marketing, supply chain management, engineering and operations functions of the Company; (b) establishing and supervising the implementation of business policies and operating plans, programs, budgets and procedures; (c) monitoring and evaluating the effectiveness of the people under his direction; (d) implementing strategic plans for the Company; and (e) such other duties as may be assigned to him by the Chief Executive Officer from time to time.

Sayre Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Sayre provides for an initial annual base salary of $190,000 and reimbursement for expenses incurred relating to the earning of continuing professional education (CPE) hours required for continued certification as a public accountant.

Mr. Sayre’s duties as the Executive Vice President, Chief Financial Officer and Treasurer shall be: (a) responsibility for accounting, financial reporting and treasury operations; (b) internal controls and audit; (c) obtaining financing for Company operations; (d) coordination of external audit and legal resources; (e) implementing strategic plans for the Company; and (f) such other duties as may be assigned to him by the Board or the Chief Executive Officer from time to time.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements of beneficial ownership of the Company’s shares of common stock. Based on a review of the forms submitted to the Company during and with respect to its most recent fiscal year, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), failed to file, on a timely basis, reports required by section 16(a) of the Exchange Act during the Company’s most recent fiscal year or prior fiscal years except Ms. Palko failed to timely file one Form 4 in connection with an award of stock options received in 2004 but such Form 4 was subsequently filed.

Principal Holders of Voting Securities

The following table sets forth certain information with respect to the only person known by the Company to own beneficially more than 5% of its common shares. Information regarding the remaining named executive officers of the Company appears in the tables included in the director and director nominee disclosure section of Proposal One:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Ownership
John D. Bair 6600 Port Road Groveport, Ohio 43125	1,284,702	(2)	22.5%

1.	Beneficial ownership as of March 7, 2005. Except as otherwise indicated below, the person listed in the foregoing table has the sole right to vote and to dispose of the common shares of the Company listed in his name.

2.	Includes 70,000 shares that may be acquired by Mr. Bair upon the exercise of options that are currently exercisable or exercisable within 60 days of March 7, 2005, and 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

Nomination Process

Given the relatively small size of the Company and its Board of Directors, the Company does not currently have a nominating committee. All of the Company’s directors participate in the consideration of director nominees. Although the Company does not have a charter governing the nomination of directors, it does have an explicit list of criteria that the Board uses to assess potential directors. The Company recognizes that no one individual will meet all of the criteria below, but it is the Company’s expectation that the collective Board of Directors will meet the depth and breadth of the following criteria:

•	Demonstrated personal integrity that avoids conflicts of interest and undue influence by external parties in executing board responsibilities;

•	The capacity and desire to represent the balanced, best interests of the shareholders of the Company as a whole and not primarily a special interest group or constituency;

•	Demonstrated ability to be objective in reaching decisions and disciplined in carrying a demanding workload;

•	The ability to meet the time commitment of active Board membership, which will be no less than ten (10) working days/year;

•	The ability to evaluate the Company’s financial and operating reports and to analyze the Company’s financial position;

•	A commitment to the Company and the values of the Company;

•	Knowledge of the Company’s core business;

•	Experience in and/or relationships within the Company’s industry or industries with which it deals or proposes to deal;

•	Compatibility with existing board, management, and the Company’s corporate culture;

•	Ownership of shares of the Company or willingness to become an owner of shares consistent with the Company’s guidelines;

•	Knowledge of at least one functional area of board responsibility, such as financial management, fund raising, multi-stakeholder engagement, public relations, legal, organizational development, and/or human resource management;

•	Experience in corporate governance, such as past experience as an officer or director of one or more publicly held companies;

•	Adequate business acumen and experience;

•	Status as a “financial expert” and “financially sophisticated” (with respect to any potential audit committee financial expert) as defined in applicable SEC rules and American Stock Exchange listing standards;

•	An addition to the diversity of background and experience of the board, including with respect to age, gender, race, place of residence and specialized experience;

•	Understanding of the legal framework governing corporations, sensitivity to the public responsibilities of corporations, and awareness of changing business conditions, technologies, markets, trends and opportunities; and

•	A reputation, a position, or an affiliation befitting a director of a publicly held company, and an active engagement in an occupation or profession or an otherwise regular involvement in the business, professional, or academic community.

Director nominees are recommended for the Board’s selection by any of the members of the Board of Directors, a majority of who are independent. When identifying and evaluating nominees for new directors, the Board of Directors first determines whether the nominee must or should be independent, which determination is based upon the Company’s corporate governance documents, applicable securities laws, the rules and regulations of the Securities and Exchange Commission, applicable American Stock Exchange rules, and the advice of counsel, if necessary. The Board of Directors then uses its network of contacts to compile a list of potential candidates. The Board of Directors does not use a third party to identify or evaluate potential nominees. The Board of Directors then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

The Company will consider director candidates recommended by shareholders provided the procedures set forth below are followed by shareholders in submitting recommendations. The Company does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon the source of the director nomination. Any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company’s Secretary at 6600 Port Road, Columbus, Ohio 43125, at least 14 days and not more than 50 days prior to the first anniversary of the date in the preceding year upon which proxy materials were first mailed to shareholders. Each written nomination must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the class and number of shares of the company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the company if so elected.

The Board of Directors nominees for fiscal year 2005 (Messrs. Aschinger and Cathey) are incumbent directors, with the exception of Mr. Aschinger, who was appointed to the Board on August 26, 2004, to fill the vacancy created by the resignation of David C. Swaddling effective April 7, 2004, and each has been unanimously approved by the independent directors.

Shareholder Communications With The Board Of Directors

The Company’s Board of Directors has always been, and will remain, open to communications from the Company’s shareholders. Although the Board of Directors has historically had no formal process for Company shareholders to send communications to the Board, the Board at its meeting in February 2004 unanimously adopted such a process, which is described below.

If any Company shareholder desires to send a communication to the Board, such shareholder may mail any such communication, on an anonymous or named basis, to any Director or to the Company’s Corporate Secretary, Laura A. Palko, at the Company’s headquarters at 6600 Port Road, Groveport, Ohio 43125. Ms. Palko will review the communication and forward it to such Director or Directors as is appropriate. While the Board certainly makes efforts to respond to communications from the Company’s shareholders, this process will not result in, nor should it be viewed to create an obligation of, a response to any communication. Shareholder proposals must be communicated in accordance with the procedures prescribed by the applicable securities laws and otherwise pursuant to the process described in the section of this Proxy Statement captioned “Shareholder Proposals” below.

The Company’s policy with respect to Board members’ attendance at annual meetings is that each director nominee is required to attend that year’s annual meeting, although all Board members are encouraged to attend annual meetings. Last year, all of the members of the Board of Directors attended the annual meeting.

PROPOSAL TWO: AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CODE OF REGULATIONS

TO DELETE ARTICLE NINE CONSISTENT WITH THE COMPANY’S

ARTICLES OF INCORPORATION

The Board of Directors has unanimously adopted a resolution to amend the Company’s Amended and Restated Code of Regulations to delete Article Nine in its entirety in order to make the Code of Regulations consistent with the Company’s Amended and Restated Articles of Incorporation with respect to the applicability of Section 1701.831 of the Ohio Revised Code.

At the time that the Company became a reporting company under the federal securities laws, the Amended and Restated Articles of Incorporation, in Article Eighth, provided as follows:

“EIGHTH: No amendment to these Articles of Incorporation or the Code of Regulations of the Corporation shall amend, alter, change or repeal the application of §1701.831, Ohio Revised Code, or any other similar or like control share acquisition statute now or hereafter in effect in the State of Ohio unless approved by the affirmative vote of holders of shares entitling them to exercise at least two-thirds of the voting power of the Corporation on such proposal; provided, however, that such two-thirds voting requirement shall not be applicable if the Corporation’s Board of Directors shall have approved such amendment by a resolution adopted by at least two-thirds of the members of the Board of Directors, in which case such amendment may be approved by the affirmative vote of holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.”

The Articles provide the same today. However, the Company’s Amended and Restated Code of Regulations, both as in effect at the time the Company became a reporting company under the federal securities laws and as in effect today, provide in Article Nine that Section 1701.831 of the Ohio Revised Code shall not apply to the Company.

In public filings made since the Company became a reporting company, the Company has consistently disclosed that Section 1701.831 of the Ohio Revised Code does apply to the Company. In other words, despite the conflict between the Articles and the Code as to this issue, the Company has consistently considered that section of the Ohio Revised Code to apply to the Company. It was only recently that the Company became aware of this conflict between the Articles and the Code, and is promptly taking appropriate measures to correct this conflict by recommending to the shareholders the deletion of Article Nine of the Code of Regulations, which would make it clear that the provisions of Section 1701.831 of the Ohio Revised Code apply to the Company.

Section 1701.831 provides generally that prior to a person entering into a “control share acquisition” of Company stock, such person must file a statement of its intent to enter into such transaction with the Company, and the Company’s shareholders must approve of such acquisition. A control share acquisition will occur when the acquisition of shares by that person will result in the person owning greater than one-fifth of the voting power of the Company. Another control share acquisition will be deemed to occur when the person becomes the owner of one-third of the voting power of the Company, and again when the person becomes the owner of a majority of the voting power of the Company. At each stage the potential acquirer is required to follow the notification and approval process described above.

Proposal Two, if adopted, would result in the Amended and Restated Code of Regulations being amended to delete current Article Nine in its entirety. No replacement text is being proposed. Although Proposal Two may have an anti-takeover effect, the Board of Directors believes that the advantages of the proposed amendment outweigh any disadvantages. As a result, the Board of Directors unanimously recommends that shareholders vote “for” approval of the proposal.

PROPOSAL THREE: AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CODE OF REGULATIONS

TO DELETE ARTICLE ELEVEN

The Board of Directors has unanimously adopted a resolution to amend the Company’s Amended and Restated Code of Regulations to delete Article Eleven in its entirety in order to delete Article Eleven of the Amended and Restated Code of Regulations in its entirety. Article Eleven provides as follows:

“These regulations may be superseded in whole or in part, at any time and from time to time, by any close corporation agreement between the shareholders of the Company pursuant to Section 1701.591, Ohio Revised Code, or any similar statute which may hereafter be enacted.”

What this Article means is that the Code of Regulations may be superseded in the event that all of the shareholders of the Company enter into an agreement with the Company pursuant to Section 1701.591 of the Ohio General Corporation Law. Pursuant to that section, a corporation may enter into a “close corporation agreement” provided that each shareholder of the corporation expressly consents to such agreement. Amendments to any such agreement require the consent of shareholders holding at least 80% of the corporation’s stock. Further, the existence of a close corporation agreement is required to be conspicuously noted on the face or the back of every certificate for shares of that corporation. Obtaining these consent thresholds and legending each certificate for shares of the Company would be unworkable and are highly unlikely to succeed. By their very nature, close corporation agreements and the like are appropriate for a smaller, “closely-held” corporation; not a publicly-traded corporation such as the Company. Therefore, the Board of Directors believes this provision to be inconsistent with the nature of the Company.

The positive impact of approval of the proposed amendment is that from a corporate governance perspective, the Company’s Code of Regulations will consist only of provisions that are both relevant and applicable to the Company’s current status. While the continued inclusion of Article Eleven in the Code of Regulations is not likely to have a negative impact on the Company, the board believes that the continued inclusion of Article Eleven in the Code of Regulations may be confusing to shareholders or to third persons. As a result, the Board of Directors unanimously recommends that shareholders vote “for” approval of the proposal.

PROPOSAL FOUR: APPROVAL AND ADOPTION OF

THE COMPANY’S 2005 EQUITY INCENTIVE PLAN

At the Annual Meeting the Company will submit to shareholders a proposal to adopt the Pinnacle Data Systems, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The Board of Directors has unanimously approved the adoption of the 2005 Plan, subject to the approval and adoption of the 2005 Plan by the shareholders. The following is a summary of the principal features of the 2005 Plan, which is attached to this Proxy Statement in its entirety as Exhibit B. If you vote in favor of adopting the 2005 Plan, your vote will constitute approval of all of the terms of the 2005 Plan.

Purpose

The 2005 Plan is intended to facilitate the Company’s ability to (a) attract and retain the best available personnel for positions of substantial responsibility for the success of the Company’s business and align their interests with those of the Company’s shareholders, (b) provide additional incentive to employees and consultants who render services to the Company and align their interests with the success of the Company’s business, and (c) help finance incentive compensation and make it dependent upon the success of the Company’s business.

General

The 2005 Plan permits the grant of stock options, restricted stock, restricted stock units and stock appreciation rights (each an “Award” and collectively, “Awards”) to eligible participants of the 2005 Plan. The total number of shares of the Company’s common stock eligible for Awards granted under the 2005 Plan is 2,000,000 shares, plus (a) any shares reserved but not issued under the Company’s 1995 Stock Option Plan (the “1995 Plan”), which as of December 31, 2004 was 388,250 shares, (b) any shares returned to the 1995 Plan as a result of termination of awards or repurchase of shares issued under the 1995 Plan, and (c) an annual increase to be added on the last day of each fiscal year beginning in 2005. The annual increase will be the lesser of (i) 5% of the Company’s total outstanding shares on such date, or (ii) a lesser amount determined by the Board of Directors. As of December 31, 2004 the number of the Company’s total outstanding shares was 5,628,806. If an Award expires, becomes unexercisable or is surrendered without having been fully exercised or vested, the unvested or cancelled shares underlying the Award will be available again for Awards granted under the 2005 Plan.

Administration of the 2005 Plan

The 2005 Plan is to be administered by the Board of Directors or by a committee of Directors appointed by the full Board of Directors (the “Administrator”). To the extent that the Administrator determines that it is desirable to qualify Awards granted under the 2005 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), the 2005 Plan shall be administered by a committee consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code.

Subject to the specific terms of the 2005 Plan, the Administrator has the authority, at its discretion, to: (i) determine the officers, directors, employees and consultants who shall be granted Awards, (ii) determine and set the terms and conditions of all Awards under the 2005 Plan, (iii) construe and interpret the terms of the 2005 Plan and Awards granted pursuant to it, and (iv) make all other determinations deemed necessary or advisable for administering the 2005 Plan. The Administrator may amend, suspend or terminate the 2005 Plan at any time and for any reason, but to the extent required under applicable requirements relating to the administration of equity-based awards under United States state corporate laws, United States federal and state securities laws, the Code, any stock exchange or automated quotation system on which the Company’s common stock is listed or quoted and applicable laws of any foreign country or jurisdiction where Awards are or will be granted under the 2005 Plan, material amendments to the 2005 Plan must be approved by the Company’s shareholders. In no event will the term of the 2005 Plan extend beyond the tenth anniversary of the effective date of the 2005 Plan.

Eligibility to Receive Awards

Under the 2005 Plan, Awards may be granted by the Administrator to directors, officers, employees (including management employees), or consultants who provide services to the Company, whether on a paid or unpaid basis. Currently, the estimated number of eligible participants is 106 persons. The actual number of employees and consultants who will receive Awards under the 2005 Plan cannot be determined because eligibility for participation in the 2005 Plan is at the discretion of the Administrator.

No participant may receive Awards to purchase more than 250,000 shares in any fiscal year. Further, incentive stock options may be granted only to employees of the Company. Non-employee directors are not considered employees of the Company and are therefore not eligible to receive Awards of incentive stock options.

Options

The Administrator may grant incentive stock options, which may entitle the holder to favorable tax treatment (described below, under the heading “Federal Income Tax Aspects”), and/or nonstatutory stock options. The number of shares covered by each option grant is determined by the Administrator (subject to a per-recipient limit of 250,000 shares in any fiscal year), as is the term of the option, any waiting periods and other conditions on exercise, and the option exercise price. The Administrator has the discretion to determine whether an option will be an incentive stock option or a nonstatutory stock option, although to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year exceed $100,000 such options shall be treated as nonstatutory stock options.

With respect to exercise price, in the case of an incentive stock option that is granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price must be no less than 110% of the fair market value of the Company’s common stock on the date of grant. Further, in the case of an incentive stock option granted to any other employee, the exercise price must be no less than 100% of the fair market value of the Company’s common stock on the date of the grant.

Restricted Stock and Restricted Stock Units

The Administrator may also grant Awards consisting of shares of restricted stock or units of restricted stock. Restricted stock is a share of the Company’s common stock that is subject to a vesting schedule and to the Company’s right to repurchase such share of restricted stock. A restricted stock unit is a contractual right to receive restricted stock at some future point. The number of shares of restricted stock or restricted stock units is determined by the Administrator (subject to a per-recipient limit of 250,000 shares of restricted stock or restricted stock units for shares of restricted stock), as is the vesting schedule for such restricted stock and the lapsing, if any, of the Company’s right to repurchase such shares of restricted stock.

Each restricted stock unit or share of restricted stock granted pursuant to an Award will be subject to the Company’s right to repurchase the unvested shares of restricted stock held by a participant. The repurchase right shall be exercisable upon the voluntary or involuntary termination of the participant’s relationship with the Company for any reason, including death or disability. The purchase price for shares repurchased pursuant to this repurchase right shall be the original purchase price paid for the shares, if any, paid by the participant.

A participant holding restricted stock will have the rights equivalent to those of a shareholder and may exercise full voting powers with respect to the restricted stock during the restriction period. If the Administrator so determines, each participant holding restricted stock may be credited with regular cash dividends paid with respect to the underlying shares.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, pursuant to which a participant is granted the right to receive, in the form of Company common stock, the appreciation in the value of the Company’s common stock above the “base value” of the stock appreciation right (a “SAR”). While the Administrator has the sole discretion to determine the terms and conditions of SARs granted under the 2005 Plan, the base value of a SAR may not be less than 100% of the fair market value of a share of Company common stock on the date of grant of the SAR. The Administrator also has the discretion to determine the number, terms and conditions of a SAR (subject to a per-recipient limit of 250,000 shares of Company common stock underlying an SAR).

Expiration, Termination and Acceleration

Awards become exercisable and terminate at the times and on the terms established by the Administrator, including any performance-based restrictions on Awards, but incentive stock options generally may not expire later than 10 years after the date of grant. Any Award granted under the 2005 Plan will terminate automatically upon the termination of the participant’s status as an employee, non-employee director, or consultant if such Award (or portion thereof) is not vested as of the date of termination. To the extent that an Award is vested as of the date of termination, such former employee, non-employee director or consultant may exercise its Award within 3 months following the date of termination (12 months in the case of termination as a result of disability or death) or a lesser period as had been specified by the Administrator.

The Administrator is authorized by the 2005 Plan to determine any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding and Award or the shares of common stock relating to such Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine.

Transferability of Awards

Unless otherwise approved by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution. Awards may be exercised, during the lifetime of the participant, only by the participant.

Federal Income Tax Aspects

Based upon the Company’s understanding of current federal income tax laws, the federal income tax consequences of the issuance and exercise of options under the 2005 Plan to the participant and to the Company are as follows.

Upon the exercise of a non-statutory option, the excess of the fair market value of the shares on the date of exercise over the exercise price is ordinary compensation income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Generally, no ordinary taxable income is recognized upon the exercise of incentive stock options. The tax basis of the shares acquired will be the exercise price. To receive this favorable tax treatment, shares acquired pursuant to the exercise of incentive stock options may not be disposed of within two (2) years after the date the option was granted, nor within one (1) year after the exercise date. If the shares are disposed of before the end of these holding periods, the amount of value that equals the lesser of the difference between the fair market value on the exercise date and the exercise price or the difference between the sales price and the exercise price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the holding periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss, respectively.

All Awards granted under the 2005 Plan may be exercised with payment either in cash, or if authorized in advance by the Administrator, in previously-owned shares of Company common stock at their then-fair market value (provided such shares have been owned by the participant for more than six months), or a combination of both. When previously-owned shares are used to purchase new shares upon the exercise of incentive stock options or non-statutory stock options, no gain or loss is recognized by the option holder if the total value of the old shares surrendered is not more than the total value of all of the new shares received. If, as would almost always be the case, the value of the new shares exceeds the value of the old shares, the excess amount is not ordinary taxable income to the option holder, if the option exercised is an incentive stock option and the holding periods discussed above are met for the old shares at the time of exercise. The new shares would also be subject to the holding periods discussed above. On the other hand, if the option exercised is a non-statutory stock option, the excess amount is taxable as ordinary income.

Awards may also be exercised with payment in the form of consideration received by the Company under a cashless exercise program implemented by the Company in connection with the 2005 Plan. Exercise with payment in this form of consideration will generally not be available to executive officers of the Company. Undertaking a cashless exercise in conjunction with the exercise of an incentive stock option results in a disqualifying disposition of those shares before the end of the holding periods and causes the participant to recognize ordinary income for those incentive stock options that are sold to effect the cashless exercise.

No tax deduction is available to the Company in connection with the exercise of incentive stock options if the holding periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of incentive stock options if the holding periods are not met, in an amount equal to the ordinary income recognized by the participant (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a non-statutory stock option equal to the ordinary income recognized by the participant (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to certain “covered officers”, as defined in Section 162(m). The general rule is that compensation paid to any covered officer will be deductible by the Company only to the extent that it does not exceed $1,000,000 or qualifies as performance-based compensation under Section 162(m).

This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2005 Plan. A participant should consult his or her own personal tax advisor to determine the particular tax consequences of the 2005 Plan, including the application and effect of any applicable foreign, state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Grants to Executive Officers

Subject to the approval of the 2005 Plan by the Company’s shareholders at the Annual Meeting, the Board of Directors, upon recommendation of the Compensation Committee, intends to grant a combination of incentive stock options and non-statutory options to Messrs. Bair, Winslow and Sayre in accordance with the following table, which options shall vest at the rate of 25% per year for a period of four (4) years:

New Plan Benefits

Name and Positions	Dollar Value ($)(1)	Number of Units
John D. Bair Chairman of the Board of Directors and Chief Executive Officer	__________	150,000

Christopher L. Winslow President and Chief Operating Officer	__________	250,000

Michael R. Sayre Executive Vice President, Chief Financial Officer, Treasurer	__________	250,000

1.	Because the 2005 Plan requires that the exercise price for these options must be no less than the market price of the Company’s stock on the date of grant (110% of the market price in the case of Mr. Bair’s options), the dollar value of the grants is not able to be determined, as they will have a value of $0 on the date of grant.

INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, will select the Company’s independent auditors for the year ending December 31, 2005 after the Company’s required securities filings for the year ending December 31, 2004 are completed. The Audit Committee desires to make its recommendation to the Board of Directors after having an opportunity to fully evaluate the performance of the Company’s current auditors, which would include a review of the complete audit for the 2004 fiscal year. Deloitte & Touche LLP has audited the Company’s financial statements since 2002. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if the representative desires and to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services related to the audit of the Company’s annual statements (a) for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year, were $70,000, and (b) for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year, were $48,710.

Audit-Related Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees” above were $0 in the 2004 fiscal year and $0 in the 2003 fiscal year.

Tax Fees

The aggregate fees billed by American Express Tax & Business Services in 2004 for professional services related to tax compliance, tax advice and tax planning, were $7,800. The aggregate fees billed by Deloitte & Touche LLP in 2003 for professional services related to tax compliance, tax advice and tax planning, were $10,990.

All Other Fees

The aggregate fees billed by Deloitte & Touche LLP for all other services were $0 in the 2004 fiscal year and $10,675 in the 2003 fiscal year.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures require the independent auditor to seek pre-approval by the Audit Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific fee and expense estimates for each such service. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Audit Committee approved all of the services performed by Deloitte & Touche LLP and by American Express Tax & Business Services during the 2004 fiscal year.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2006 Annual Meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or before 120 days in advance of the first anniversary of the date of this proxy statement. Proposals may be no more than 500 words long, including any accompanying supporting statement.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but instead is sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 8, 2006 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on February 8, 2006.

OTHER MATTERS

Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, officers, directors, and regular employees may solicit proxies, personally or by telephone or facsimile. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of shares held by any banks, brokers or nominees.

/s/ Laura A. Palko
Laura A. Palko, Secretary

EXHIBIT A

PINNACLE DATA SYSTEMS, INC.

Code of Business Conduct and Ethics and Conflict of Interests Policy

The Board of Directors has adopted the following Code of Business Conduct and Ethics and Conflict of Interests Policy (the “Code”) for the Officers, Directors and all Employees of Pinnacle Data Systems, Inc. (the “Company”). This Code is intended to

•	focus the Officers, Directors and Employees, collectively and individually, on their respective duties and responsibilities,

•	provide guidance to the Officers, Directors and Employees to help them recognize and deal with ethical issues,

•	provide mechanisms to report unethical conduct, and

•	help foster a culture of honesty and accountability.

Each Officer, Director and Employee must comply with the letter and spirit of this Code, subject to possible separation from the Company for non-compliance.

No code or policy can anticipate every situation that may arise. Accordingly, this Code is intended to serve as a source of guiding principles. Officers, Directors and Employees are encouraged to bring questions about particular circumstances that may implicate one or more provisions of this Code to the attention of the Chair of the Audit Committee, who may consult with legal counsel as appropriate.

Officers and Employees, as well as those Directors who are also Employees, must follow this Code in addition to the Standards of Conduct contained in the PDSi Employee Handbook.

A.	Conflict of Interests

1.	Officers, Directors and Employees have a paramount interest in promoting and preserving the interests of Company shareholders and the best interests of the Company. Officers, Directors and Employees should avoid any conflicts of interest between themselves and the Company. Any situation that involves, or may reasonably be inferred to involve, a conflict between an Officer’s, Director’s or Employee’s personal interests and the interests of the Company must be disclosed to the Chair of the Audit Committee. For example, an Officer or Director must disclose his or her financial interest, or the financial interest of any member of his or her immediate family, as defined in American Stock Exchange Rule 10,021, Sec. 121(A)(c)[1], or any of his or her business associates[2] in any transaction being considered by the Board. In

[1]	The term “immediate family,” as defined by the American Stock Exchange Rule 10,021, Sec. 121(A)(c), includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone (other than employees) who resides in such person’s home.

[2]	For the purposes of this Code, the term “business associate” shall mean any entity or individual with whom the Officer, Director or Employee has a business relationship (outside of the Company) including but not limited to (i) any corporation or organization (other than the Company) of which such Officer, Director or Employee is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities (a “10 percent beneficial owner”), and (ii) any other partner, officer or 10 percent beneficial owner of any such corporation or organization, and (iii) any trust

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addition, Officers, Directors and Employees must disclose information on their financial interests in organizations doing business with the Company.

2.	It is imperative that all Officers and Directors, whether appointed or elected, exercise good faith by disclosing information relating to conflicts or potential conflict of interests and excusing themselves from voting on any issue before the Board that could result in a conflict, self-dealing, or any other circumstances wherein their privileged position as an Officer or Director would result in a detriment to the Company or in a noncompetitive, favored, or unfair advantage to either themselves or their associates.

3.	Officers, Directors and Employees may not engage in any conduct or activities that are inconsistent with the Company’s best interests or that disrupt or impair the Company’s relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship.

4.	An Officer, Director or Employee, or any member of his or her immediate family, should avoid the acceptance of substantial gifts[3] in those cases where any such substantial gift is being made in order to influence the Officer’s, Director’s or Employee’s actions in their capacity with the Company, or where acceptance of such gift gives the appearance of a conflict of interests.

5.	Officers, Directors and Employees should not accept compensation for services performed for the Company from any source other than the Company.

6.	Officers, Directors and Employees may not use Company assets, labor or information for personal use unless approved by the Chair of the Audit Committee or as part of a compensation or reimbursement program available to all Officers and Directors.

B.	Corporate Opportunities

Officers, Directors and Employees are prohibited from: (a) taking for themselves personally opportunities related to the Company’s business; (b) using the Company’s property, information, or position for personal gain; or (c) competing with the Company for business opportunities, provided, however, if disinterested Directors determine that the Company will not pursue an opportunity that relates to the Company’s business, an Officer, Director or Employee may do so.

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or other estate in which such Officer, Director or Employee has a substantial beneficial interest or as to which such Officer, Director or Employee serves as a trustee or in a similar fiduciary capacity.

[3]	For purposes of this Code, the terms “substantial gifts” or “substantial gift” shall mean (i) gifts of more than token value; (ii) entertainment, the cost of which is in excess of what is considered reasonable, customary, and accepted business practice; (iii) loans made on preferential terms; or (iv) other substantial favors.

C.	Confidentiality

Officers, Directors and Employees must maintain the confidentiality of information entrusted to them by the Company and any other confidential information about the Company that comes to them from whatever source, in their capacity with the Company, except when disclosure is authorized or legally mandated. For purposes of this Code, “confidential information” includes all non-public information relating to the Company.

D.	Compliance with Laws, Rules and Regulations; Fair Dealing

Officers and Directors shall comply, and oversee compliance by Employees, Officers and other Directors, with laws, rules and regulations applicable to the Company, including insider trading laws. Transactions in Company securities are governed by the Company’s Statement of Policy on Insider Trading.

Officers and Directors shall oversee fair dealing by Employees and Officers with the Company’s customers, suppliers, competitors and other Employees.

E.	Disclosure in Reports

Officers, Directors and Employees shall take all necessary steps within the scope of their respective functions and/or duties to ensure the full, fair, accurate, timely and understandable disclosure of all required information in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company.

F.	Encouraging the Reporting of Any Illegal or Unethical Behavior

Officers and Directors should promote ethical behavior and take steps to ensure the Company (a) encourages Employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation; (b) encourages Employees to report violations of laws, rules, regulations or the Company’s Code of Business Conduct to appropriate personnel; and (c) informs Employees that the Company will not allow retaliation for reports made in good faith.

G.	Compliance Procedures

Officers and Directors should communicate any suspected violations of the Code promptly to the Chair of the Audit Committee. Violations will be investigated by the Board, or by a person or persons designated by the Board, and appropriate action will be taken in the event of any violations of the Code.

EXHIBIT B

PINNACLE DATA SYSTEMS, INC.

2005 Equity Incentive Plan

(Effective                     )

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility for the success of the Company’s business and to align their interest with those of the Company’s shareholders, (b) to provide additional incentive to Employees and Consultants and to align their interest with the success of the Company’s business, and (c) to help finance incentive compensation and make it dependent upon the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Position” means as to any Performance Period, the Company’s level of cash and cash equivalents.

(g) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its Parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its Parent outstanding immediately after such merger or consolidation.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Pinnacle Data Systems, Inc., an Ohio corporation.

(l) “Consultant” means any natural person, including an advisor, engaged by the Company to render services to the Company.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Common Stock outstanding and dilutive common equivalent shares deemed outstanding.

(p) “Employee” means any person, including an Officer or Director, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. Neither service solely as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system including, without limitation, The New York Stock Exchange, The

NASDAQ National Market, The NASDAQ SmallCap Market or the American Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Freestanding SAR” means a Stock Appreciation Right that is granted independent of any Option.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Incumbent Directors” means directors who either (i) are Directors as of the effective date of the Plan, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(w) “Individual Objectives” means as to a Participant for any Performance Period, the objective and measurable goals set by a process and approved by the Administrator (in its discretion).

(x) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes.

(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses.

(bb) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items.

(cc)“Option” means an Award of a right to purchase Common Stock or Restricted Stock granted pursuant to Section 6 of the Plan.

(dd) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Participant” means the holder of an outstanding Award.

(gg) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) Cash Position, (ii) Earnings Per Share, (iii) Individual Objectives, (iv) Net Income, (v) Operating Cash Flow, (vi) Operating Income, (vii) Return on Assets, (viii) Return on Equity, (ix) Return on Sales, (x) Revenue, and (xi) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the grant date, the Administrator shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. For example (but not by way of limitation), the Administrator may determine that the measures for one or more Performance Goals shall be based upon the Company’s pro-forma results and/or results in accordance with generally accepted accounting principles.

(hh) “Performance Period” means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

(ii) “Plan” means this 2005 Equity Incentive Plan.

(jj) “Restricted Stock” means Common Stock acquired pursuant to an Award that is subject to a vesting schedule and the Company’s repurchase option.

(kk) “Restricted Stock Unit” means the right to receive Restricted Stock acquired pursuant to a grant under Section 7 of the Plan.

(ll) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets.

(mm) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average shareholder’s equity.

(nn)“Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue.

(oo) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales.

(pp) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(qq) “Section 16(b)” means Section 16(b) of the Exchange Act.

(rr) “Service Provider” means an Employee or Consultant.

(ss) “Share” means a share of Common Stock or Restricted Stock, as the case may be and as adjusted in accordance with Section 14 of the Plan.

(tt) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right pursuant to Section 8 of the Plan.

(uu)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(vv)“Tandem SAR” means a Stock Appreciation Right that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the Stock Appreciation Right will be canceled to the same extent).

(ww) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

(xx)“Total Shareholder Return” means as to any Performance Period, the total return (change in Share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.

(a) Number of Shares. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be granted and/or sold under the Plan is the total of (i) any Shares reserved but not issued under the Company’s 1995 Stock Option Plan (the “1995 Plan”); (ii) any Shares returned to the 1995 Plan as a result of termination of awards or repurchase of Shares issued under the 1995 Plan; (iii) 2,000,000 Shares and (iv) an annual increase to be added on the last day of the Fiscal Year beginning in 2005, equal to the lesser of (A) 5% of the Company’s total outstanding Shares on such date, or (B) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of a SAR, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Award is paid by tender to the Company of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Award is exercised.

(b) Share Usage. If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board, or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, at its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(x) to modify or amend each Award (subject to Section 24 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Share Limitations.

(i) No Participant shall be granted, in any Fiscal Year, Options to purchase more than 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(ii) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a)(ii), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(iii) If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

(b) Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, is a Ten Percent Holder, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(d) Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option that is:

(a) granted to an Employee who, at the time the Incentive Stock Option is granted, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and

(b) granted to any Employee other than a Ten Percent Holder, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) In the case of a Nonstatutory Stock Option, including a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(e) Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition

7. Restricted Stock Units/Restricted Stock.

(a) Grant of Restricted Stock Units or Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units or Restricted Stock to Participants in such amounts as the Administrator shall determine, in its sole discretion, provided that during any Fiscal Year, no Participant will receive grants of Restricted Stock Units/Restricted Stock for more than an aggregate of 250,000 Shares of Restricted Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(b) Issue and Vesting Date(s). At the time of the grant of Restricted Stock Units or Restricted Stock, the Administrator shall establish issue and vesting date(s) with respect to the Restricted Stock. The Administrator may divide the Restricted Stock into classes and assign different issue dates or vesting schedules to such classes.

(c) Repurchase Option. Each Restricted Stock Unit or Restricted Stock grant shall be evidenced by an Award Agreement. The Award Agreement will grant the Company a repurchase option with respect to any unvested Shares of Restricted Stock, exercisable upon the voluntary or involuntary termination of the Service Provider’s relationship with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement will be the original purchase price paid for the Shares, if any, and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

(d) Other Restrictions. The Administrator shall impose such other conditions and/or restrictions on the Restricted Stock Units/Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under applicable federal or state securities laws.

(e) Rights as a Shareholder. The holder of Restricted Stock shall have the rights equivalent to those of a shareholder and may exercise full voting powers with respect to the Restricted Stock during the restriction period.

(f) Dividends And Other Distributions. During the period of restriction, Participants holding Restricted Stock granted hereunder may, if the Administrator so determines, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Participant is designed to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility therefor.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, provided that during any Fiscal Year, no Participant will be granted SARs covering more than 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination thereof.

(b) Base Value and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. The base value of Tandem SARs will equal the exercise price of the related Option; provided, however, that the base value of a SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date. A SAR may be exercised for all or any portion of the Shares as to which it is exercisable; provided, that no partial exercise of a SAR shall be for an aggregate base value of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(c) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

(d) Exercise of Freestanding SARs. Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in Shares of equivalent value to an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the base value; and

(ii) The number of Shares with respect to which the SAR is exercised.

(f) Other Provisions. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

9. Performance-Based Restrictions on Awards. Any Award granted under the Plan may vest subject to the satisfaction of one or more performance objectives. The Administrator may set performance objectives, in its sole discretion, and the time period during which the performance objectives must be met will be called the “Performance Period.”

(a) General Performance Objectives. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion.

(b) Section 162(m) Performance Objectives. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Awards will be based on the achievement of Performance Goals. The Performance Goals will be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Exercise of Awards.

(a) Procedure for Exercise. Any Award granted under the Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award, and (B) full payment, as required by the Award Agreement and the Plan, for the Shares with respect to which the Award is exercised. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse and/or to a trust if, under Code Section 671 and applicable state law, the Participant remains the beneficial owner of the Shares. Exercising an Award in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(b) Rights as a Shareholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(c) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise, as applicable, his or her Award to the extent that the Award is vested on the date of termination, within three (3) months following the Participant’s termination or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If, after termination, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(d) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise, as applicable, his or her Award, to the extent that the Award is vested on the date of termination, within twelve (12) months following the Participant’s termination or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If, after termination, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(e) Death of Participant. If a Participant dies while a Service Provider, the Award may be exercised, as applicable, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, to the extent that the Award is vested on the date of termination, within twelve (12) months following the transfer of the Award to the Participant’s designated beneficiary(ies) or estate or a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If, at the time of death, Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall immediately revert to the Plan;

provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If the Award is not so exercised, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

11. Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Award, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(a) cash;

(b) check;

(c) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(e) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(f) any combination of the foregoing methods of payment; or

(g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

12. Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of any leave of absence approved by the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a) Changes in Capitalization. The number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of Shares that may be added annually to the Plan pursuant to Section 3(a), the number of Shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Award, and the numerical Share limits in Sections 3(a), 6(a), 7(a) and 8(a) shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise his or her Awards as to all Shares covered thereby, including Shares as to which such Awards would not otherwise be vested or exercisable. All restrictions on Restricted Stock or other vesting criteria will lapse, as determined by the Board. In addition, if an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award shall be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals, will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Withholding Taxes.

(a) Cash. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b) Shares. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, in its sole discretion, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares having a value equal to the amount of tax to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. All elections by a Participant to have Shares withheld for these purposes shall be made in such form and under such conditions as the Administrator may deem necessary or advisable. The Company shall not be required to issue any Shares under the Plan until such tax obligations are satisfied.

21. Notification of Election Under Section 83(b) of The Code. If any Participant shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

22. Escrow. Each share of Restricted Stock issued pursuant to the terms of the Plan which has not vested shall be held in escrow pursuant to the terms of the Award Agreement. The Company may retain the certificates representing the Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

23. Shareholder Approval. The Plan shall be subject to, and shall become effective upon, approval by the shareholders of the Company, which shall be obtained within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years from its effective date unless terminated earlier under Section 24 of the Plan.

24. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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☐     Mark this box with an X if you have made changes

to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees for Class I Directors.

	For	Withhold
01 - Carl J. Aschinger, Jr.	☐	☐
02 - Hugh C. Cathey	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. To amend the Company’s Amended and Restated Code of Regulations to be consistent with the Company’s Articles of Incorporation.	☐	☐	☐

	For	Against	Abstain
3. To amend the Company’s Amended and Restated Code of Regulations to delete a nonapplicable provision.	☐	☐	☐

	For	Against	Abstain
4. To approve and adopt the Company’s 2005 Equity Incentive Plan.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

C Authorized Signatures - Sign Here - This Section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide FULL title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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1 U P X       H H H       P P P P         0 0 5 1 6 6

Proxy - PINNACLE DATA SYSTEMS, INC.

2005 ANNUAL MEETING

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Bair, Christopher L. Winslow, and Michael R. Sayre, and each of them, with full power of substitution, proxies to vote and act with respect to all common shares, without par value (the “Shares”), of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Blue Moon Event Center at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 5, 2005, at 10:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the proposals listed on the reverse side and any other matters that may properly come before the Annual Meeting.

The shares represented by this Proxy will be voted upon the proposals listed on the reverse side in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1 on the reverse, FOR the proposals listed in Items 2 through 4 on the reverse and in the discretion of the proxies, on any other matters which may properly come before the Annual meeting or any adjournments thereof.